Registration No. _________

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          _______________________

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   under
                        THE SECURITIES ACT OF 1933
                          _______________________

                           CORNING INCORPORATED
          (Exact name of registrant as specified in its charter)

          New York                                        16-0393470
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

         Corning, New York                                    14831
(Address of principal executive offices)                    (Zip Code)
                          ______________________

                         1998 Cash Incentive Plan
                          (Full title of the plan)
                          ______________________

                             William D. Eggers
                           Senior Vice President
                            and General Counsel
                           Corning Incorporated
                         Corning, New York  14831
                              (607) 974-5656
        (Name, address, and telephone number of agent for service)
                           _____________________

                      CALCULATION OF REGISTRATION FEE
________________________________________________________________________________



Title of
Securities                      Proposed maximum  Proposed maximum     Amount of
being            Amount being   offering price    aggregate            registra-
registered <F1>  registered     per share         offering price <F2>  tion fee
________________________________________________________________________________
Deferred
Compensation
Obligations     $3,000,000        100%            $3,000,000             $885
________________________________________________________________________________

<F1> The Deferred Compensation Obligations are unsecured obligations of
     Corning Incorporated to pay deferred compensation in the future in accordance with the terms of the 1998 Cash Incentive Plan.
<F2> Estimated solely for the purpose of calculating the registration fee.

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

     1.   The Annual Report on Form 10-K for the fiscal year ended
December 31, 1997, of Corning Incorporated ("Corning" or the "Company"), as amended by Amendment No. 1 on Form 10-K/A filed on July 8, 1998, filed pursuant to Section 13(a) of the Exchange Act.

     2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997, consisting of the Company's Quarterly Reports on Form 10-Q for the periods ending March 31, 1998 and June 30, 1998, respectively, and the Company's Current Reports on Form 8-K dated January 28, 1998, April 13, 1998, April 17, 1998 and July 21, 1998,
respectively.

     3. The registration statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

     $3,000,000 of Deferred Compensation Obligations (the
"Obligations") being registered under this Registration Statement may be offered to certain eligible employees of the Company and its subsidiaries pursuant to the 1998 Cash Incentive Plan (the
"Plan") of the Company.

     The Obligations are general unsecured obligations of the Company to pay deferred compensation in the future in accordance with the terms of the Plan from the general assets of the Company and rank equally with other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

     The amount of compensation deferred by each participant is determined in accordance with each participant's deferral election agreement under the Plan. Obligations in an amount equal to the participant's deferral account (consisting of deferred amounts, interest on such amounts calculated prospectively at the higher of (i) the prime rate of Citibank, N.A. or
(ii) the rate of interest applicable to the voluntary fixed income fund of the Company's Investment Plans in effect on the first day of each calendar quarter and such additional amounts as may be necessary to compensate such participant for monies which would otherwise be made available for him as a result of amounts so deferred not being included in the determination of amounts awarded or set aside under the Company's Pension Plan or Investment
Plan) will be payable to such participant at any time up to and including five years following retirement or other termination of employment and, in the event of retirement, may extend over a period of up to ten additional years except that the additional amount with respect to the Pension Plan shall be paid supplementally as provided in the Company's Supplemental Pension Plan.

     Participants cannot sell, assign, transfer, pledge or otherwise encumber any Obligation. In the event of a participant's death, any outstanding Obligations may be paid to such participant's personal representative in one payment at the election of the Company.

     The Company reserves the right to terminate the Plan at any time, to terminate the provisions with respect to the Obligations and distribute amounts payable with respect to such Obligations without the participants' consent, or to amend or modify the Plan.

     The Obligations are not convertible into any other security of the Company. The Obligations will not have the benefit of a negative pledge or any other affirmative or negative covenant of the Company. No trustee has been appointed having the authority to take action with respect to the Obligations.

Item 5.   Interests of Named Experts and Counsel

     The consolidated financial statements of Corning and of Dow Corning Corporation incorporated in this Registration Statement by reference to Corning's Annual Report on Form 10-K for the year ended December 31, 1997, as amended on July 8, 1998, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. William D. Eggers, Esq., Senior Vice President and General Counsel of Corning, has rendered an opinion as to the legality of the Obligations offered hereby. Mr. Eggers is eligible to participate in the Plan.

Item 6.   Indemnification of Directors and Officers

     Under the Business Corporation Law of the State of New York ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

     The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     The foregoing statement is qualified in its entirety by reference to Sections 715, 717 and 721 through 725 of the NYBCL.

     Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

     The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities.


Item 8.   Exhibits

     4.1  1998 Cash Incentive Plan.

     5.1  Opinion of William D. Eggers, Esq., Senior Vice
          President and General Counsel.

     23.1 Consent of William D. Eggers, Esq. (included in Exhibit 5.1).

     23.2 Consent of PricewaterhouseCoopers LLP.

     24.1 Powers of Attorney.

Item 9.   Undertakings

     (a)  The undersigned registrant hereby undertakes;

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement
                    (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered
                    (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 21st day of August, 1998.

                              Corning Incorporated
                              (Registrant)

                              by  /s/  WILLIAM D. EGGERS
                                 William D. Eggers, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on August 21, 1998 by the following persons in the capacities indicated:

     Signature                     Capacity

  /s/  ROGER G. ACKERMAN           Chairman of the Board,
     (Roger G. Ackerman)           Principal Executive Officer and
                                   Director

  /s/  JAMES B. FLAWS              Senior Vice President, Treasurer and
     (James B. Flaws)              Principal Financial Officer


  /s/  KATHERINE A. ASBECK         Vice President, Controller and
     (Katherine A. Asbeck)         Principal Accounting Officer


                                   Director
     (Robert Barker)

          *                        Director
     (John Seely Brown)

          *                        Director
     (Van C. Campbell)

                                   Director
     (Lawrence S. Eagleburger)

          *                        Director
     (John H. Foster)

          *                        Director
     (Norman E. Garrity)

          *                        Director
     (Gordon Gund)

          *                        Director
     (John M. Hennessy)

      Signature                    Capacity


          *                        Director
     (James R. Houghton)

          *                        Director
     (James W. Kinnear)

          *                        Director
     (John W. Loose)

          *                        Director
     (James J. O'Connor)

          *                        Director
     (Catherine A. Rein)

          *                        Director
     (Henry Rosovsky)

          *                        Director
     (H. Onno Ruding)

          *                        Director
     (William D. Smithburg)



*By    /s/  WILLIAM D. EGGERS
     (William D. Eggers)
     Attorney-in-fact

                          EXHIBIT INDEX


Exhibit
Number              Description

4.1                 1998 Cash Incentive Plan
5.1                 Opinion of William D. Eggers, Esq.,
                    Senior Vice President and General Counsel
23.1                Consent of William D. Eggers, Esq.
                    (included in Exhibit 5.1)
23.2                Consent of PricewaterhouseCoopers LLP
24.1                Powers of Attorney

                                                      Exhibit 4.1

                         Corning Incorporated

                       1998 Cash Incentive Plan

1.    PURPOSE

      The purpose of the Corning Incorporated 1998 Cash Incentive Plan (the "Plan") is to motivate and reward performance with payments to those executive employees of Corning Incorporated and its subsidiary companies ("Corning" or the "Corporation") who are NOT subject to Section 162(m) of the Internal Revenue of 1986, as amended, and to the regulations and rulings promulgated thereunder (the "Code").

2.    EFFECTIVE DATE AND TERM

     	The Plan shall be effective for Corning's 1998 fiscal year and will continue for each subsequent fiscal year through 2002 unless earlier terminated by Corning's Board of Directors (the "Board").

3.    PARTICIPANTS

      The individuals who may receive payments under the Plan, based on performance for any fiscal year while the Plan is in effect, shall be those persons employed by the Corporation at the end of each fiscal year who are selected as participants by the Compensation Committee of the Board.

4.    COMMITTEE ADMINISTRATION

      The Plan shall be administered by a committee appointed by the Board of Directors and consisting of at least three non-employee directors, each of whom satisfies the requirements for an "outside director" as that term is defined under Section 162(m) of the Code. The Committee shall have the sole authority and discretion to administer and interpret the Plan. Such authority shall include selection of the peformance criteria for any applicable fiscal year and for the individual participants. Decisions of the Committee shall be final, conclusive and binding on all parties including the Corporation, its shareholders and participants, and their beneficiaries and heirs.

5.   	PERFORMANCE CRITERIA

     	The Committee shall select the performance criterion or criteria for each individual participant for any fiscal year during the first fiscal quarter of such year and the formula or formulae for determining the amount of payment that the Committee may award for performance during such year. The performance criteria which the Committee may use are: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, working capital and stock price as well as accomplishment of performance objectives set on an individual participant basis. Performance criteria may be measured on a corporate, subsidiary, business unit or individual participant basis, or a combination thereof. Further, performance criteria may reflect corporate performance alone or performance relative to the performance of a peer group of entities or other external measure of the criteria selected. Profit, earnings and revenues used for any performance criteria measurements shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Corporation's annual report to shareholders for the applicable year.

6.    PERFORMANCE GOALS

      Prior to the end of the first quarter of each fiscal year the Plan is in effect, the Committee shall establish in writing the performance goals, based on one or more of the performance criteria set forth in Section 5, and payment schedules or formulae tied to such goals for the individuals described in Section 3.

7.    PAYMENTS

      The Committee shall certify in writing the attainment of the applicable performance goals before making any payments for the applicable performance year. The Committee, at its sole discretion, may reduce the amount of payment below that determined using the applicable performance criteria or formulae for a given participant. It is expected that payments will be made in cash. The Board reserves the right to make payments with shares of common stock of the Corporation. If any payments are made in the form of shares of common stock of the Corporation, the value thereof shall be determined as of the date the Committee certifies the attainment of performance goals and the number of shares so issued shall be deducted from the number of shares available for issue under the Corporation's 1998 Employee Equity Participation Program.

8.    PAYMENT DEFERRALS

      The Committee may mandate and/or permit the deferral of all or a portion of any payment earned under the Plan. Deferred payment accounts may be denominated in: cash amounts withthe crediting of interest; phantom mutual fund accounts; or common stock unit accounts.

9.    PLAN AMENDMENT

      The Board of Directors may amend or otherwise modify the Plan from time to time as it deems appropriate to serve the Plan's purposes.

10.   OTHER INCENTIVE PLANS

      The Board may provide that persons specified in Section 3 may participate in and receive payments under the incentive compensation plans, programs and arrangements maintained by the Corporation as it deems appropriate and necessary.

11.   GOVERNING LAW

      The validity, construction and effect of the Plan and any agreements or other instruments issued under it shall be determined in accordance with the laws of New York without reference to the principles of conflict of laws.

                                                   Exhibit 5.1

Corning Incorporated
Corning, New York  14831

                                                     August 21, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated, a New York corporation ("Corning"), and am familiar with the preparation and filing of a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations which may be offered by Corning pursuant to the 1998 Cash Incentive Plan of Corning (the "Plan").

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of Corning, certificates of public officials and officers of Corning, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that:

     1. Corning is a corporation incorporated and validly existing under the laws of the State of New York;

     2. The Deferred Compensation Obligations to be offered by Corning pursuant to the Plan, when issued or sold in accordance with the Plan, will be valid and binding obligations of Corning, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws of general applicability relating to or affecting the enforcement of creditors rights or by general principles of equity.

      I hereby consent to the filing of this opinion as an exhibit to the Registration Statement referred to above and further consent to the use of my name in "Interests of Named Experts and Counsel" in such Registration Statement.

                               Very truly yours,

                               /s/ William D. Eggers

                                                   Exhibit 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998, except for the first paragraph of Note 1, as to which the date is June 30, 1998, which appears on Page 3 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the incorporation by reference of our report dated January 21, 1998 on the financial statements of Dow Corning Corporation, which appears on Page 34 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in this Registration Statement.


                                /s/  PRICEWATERHOUSECOOPERS LLP
                              PricewaterhouseCoopers LLP



1177 Avenue of the Americas
New York, NY  10036
August 20, 1998

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/ ROGER G. ACKERMAN
                              Roger G. Ackerman

                                                        Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 1998.



                                /s/ JOHN SEELY BROWN
                              John Seely Brown

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/ VAN C. CAMPBELL
                              Van C. Campbell

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of July, 1998.



                               /s/ JOHN H. FOSTER
                              John H. Foster

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 1998.



                               /s/ NORMAN E. GARRITY
                              Norman E. Garrity

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                               /s/ GORDON GUND
                              Gordon Gund

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                               /s/ JOHN M. HENNESSY
                              John M. Hennessy

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                               /s/ JAMES R. HOUGHTON
                              James R. Houghton

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                               /s/ JAMES W. KINNEAR
                              James W. Kinnear

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                               /s/ JOHN W. LOOSE
                              John W. Loose

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                               /s/ JAMES J. O'CONNOR
                              James J. O'Connor

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                               /s/ CATHERINE A. REIN
                              Catherine A. Rein

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                               /s/ HENRY ROSOVSKY
                              Henry Rosovsky

                                                      Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                               /s/ H. ONNO RUDING
                              H. Onno Ruding

                                                       Exhibit 24.1

                      CORNING INCORPORATED

                   __________________________

                        POWER OF ATTORNEY

                   __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of all amounts of its deferred compensation obligations to be offered by Corning Incorporated to its employees and to employees of certain of its subsidiaries pursuant to its 1998 Cash Incentive Plan and any successor plans, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                               /s/ WILLIAM D. SMITHBURG
                              William D. Smithburg